INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-42992, 33-49160, 33-86728 and 33-86732 of
Techne Corporation on Form S-8, of our report dated August 16, 1996, included in this Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 1996.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 25, 1996